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                                  EXHIBIT 23



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-KSB, into Southern Banc Company's previously filed Registration Statement File No. 333-3546.


                                                      /s/  Arthur Andersen LLP



Birmingham, Alabama
September 24, 2001